TeaLeaf Long/Short Deep Value Fund

Class	A	Shares	Ticker: LEFAX
Class	C	Shares	Ticker: LEAFX
Class	I	Shares	Ticker: LEFIX

Supplement dated January 25, 2016 to the Prospectus dated June 1, 2015

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The Board of Trustees of Tea Leaf Management Investment Trust (the "Trust"), on behalf of the sole series of the Trust, the TeaLeaf Long/Short Deep Value Fund (the "Fund"), has concluded that due, in part, to the relatively small size of the Fund, it is in the best interests of the Fund and its shareholders that the Fund cease operations.  The Board of Trustees has determined to close the Fund and redeem all remaining outstanding shares on January 29, 2016.

Effective January 25, 2016, the Fund will no longer pursue its stated investment objective.  The Fund will liquidate its portfolio and will invest in cash equivalents such as money market funds until all shares have been redeemed.  Any required distributions of income and capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash.  Shares of the Fund are otherwise not available for purchase.

Prior to January 29, 2016, you may redeem your shares, including any reinvested distributions, in accordance with the "How to Redeem Shares" section in the Prospectus.  Unless your investment in the Fund is through a tax-deferred retirement account, any redemption is subject to tax on any taxable gains.  Please refer to the "Taxes" section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO JANUARY 29, 2016, WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.  If you have questions or need assistance, please contact your financial advisor directly or the Fund toll-free at 1-855-270-2676 or the Fund's investment adviser, AMH Equity, Ltd., at 212-871-5700.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of any redemption of Fund shares.  If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year.  If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring.  If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement, and the existing Prospectus dated June 1, 2015, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information dated June 1, 2015, have been filed with the Securities and Exchange Commission, and are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-855-270-2676.